--------------------------------------------------------------------------------
SPECIALTY EQUITY
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AllianceBernstein
Utility Income Fund

Annual Report
November 30, 2001

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 16, 2002

Dear Shareholder:

This report provides you with the performance, market activity and outlook for AllianceBernstein Utility Income Fund (the "Fund"), formerly Alliance Utility Income Fund, for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This open-end, diversified investment fund seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.

Investment Results

The following table provides performance data for the Fund and its benchmark, the New York Stock Exchange (NYSE) Utility Index, along with the Standard & Poor's (S&P) 500 Stock Index and the Lipper Utility Funds Average (the Lipper Average), for the six- and 12-month periods ended November 30, 2001.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund
   Class A                                                 -18.81%      -15.75%
--------------------------------------------------------------------------------
   Class B                                                 -19.11%      -16.38%
--------------------------------------------------------------------------------
   Class C                                                 -19.13%      -16.36%
--------------------------------------------------------------------------------
NYSE Utility Index                                         -20.69%      -25.88%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                         -8.65%      -12.21%
--------------------------------------------------------------------------------
Lipper Utility Funds Average                               -20.21%      -18.69%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

      The Lipper Utility Funds Average consists of funds with similar investment objectives to AllianceBernstein Utility Income Fund although the investment policies of funds within the Lipper universe may differ. For both the six- and 12-month periods ended November 30, 2001, the Lipper Average consisted of 96 funds. An investor cannot invest directly in an index or an average, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Fund.

      Additional investment results appear on pages 4-7.

The Fund outperformed its benchmark, the NYSE Utility Index, for the past six- and 12-month periods as well as its peer group, the Lipper Utility Funds Average, for the same time


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

frame. The Fund's outperformance is generally attributable to its more conservative holdings as compared to its benchmark.

Specifically, the Fund maintained an underweight position in telecommunications equipment stocks over the course of the year, benefiting performance. The Fund was also underweighted in telecommunications utilities, which proved disadvantageous. We did, however, offset this with an overweight position in regulated electric utilities. Finally, our overweight position in electricity generators hurt performance. Nevertheless, the Fund's overall performance was somewhat better than both its benchmark and its peer group.

Market Review

The past 12 months have witnessed the NASDAQ collapse, the slipping of the U.S. economy into recession and the worst terrorist attacks in U.S. history. These events have sent the broad market, as represented by the S&P 500 Stock Index, down 12.21% over the 12-month period.

While one might have expected that utilities would weather the bear market better than other sectors within the economy, this assumption proved to be not entirely correct. Certain groups, such as non-regulated electric power marketers and growth telecommunications services and equipment companies, saw much worse stock performance than the overall market. In the case of the telecommunications sector, this was a result of the slowing economy.

The poor performance within the power marketers sector was primarily a response to an excess of new supply in generation. Power marketers were further affected by guilt-by-association with regards to Enron's declaration of bankruptcy. (The Fund sold its small position in Enron in November 2001, prior to the company's collapse.) For these reasons, our broad utility benchmark underperformed the S&P 500 Stock Index.

Market Outlook

The fourth quarter witnessed a probable bottoming of the U.S. economy due to the slowdown in activity after the events of September 11. Steep inventory reductions, the fiscal stimulus of tax rebates plus emergency spending and strong monetary easing should cause the economy to accelerate over the next six months. However, inflation is expected to remain benign. We, therefore, have adopted a relatively bullish position regarding financial instruments and stocks in particular. As always, we utilize a disciplined stock selection methodology in efforts to outperform the Fund's benchmark through any type of market environment.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest in AllianceBernstein Utility Income Fund. We look forward to reporting to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Annie Tsao

Annie Tsao
Vice President

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Paul C. Rissman

[PHOTO OMITTED] Annie Tsao

Portfolio Managers, Paul C. Rissman and Annie Tsao, have over 38 years of combined investment experience.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 11/30/01

S&P 500 Stock Index: $28,304
AllianceBernstein Utility Income Fund Class A: $20,867
NYSE Utility Index: $13,337

  [The following was represented by a mountain graph in the printed material.]

                       Alliance Utility          NYSE               S&P 500
                          Income Fund        Utility Index        Stock Index
-------------------------------------------------------------------------------
     10/31/93               $ 9,579             $10,000             $10,000
     11/30/93               $ 9,502             $ 9,438             $ 9,905
     11/30/94               $ 9,040             $ 8,269             $10,008
     11/30/95               $10,810             $ 9,967             $13,704
     11/30/96               $11,727             $10,825             $17,520
     11/30/97               $14,436             $13,270             $22,514
     11/30/98               $18,043             $17,161             $27,846
     11/30/99               $21,700             $20,625             $33,664
     11/30/00               $24,770             $17,994             $32,242
     11/30/01               $20,867             $13,337             $28,304


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Fund Class A shares (from 10/31/93 to 11/30/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

When comparing AllianceBernstein Utility Income Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Utility Income Fund.

*     Closest month-end after Fund's Class A share inception date of 10/18/93.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

     [The following was represented by a bar chart in the printed material.]

       AllianceBernstein Utility Income Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                             AllianceBernstein                  NYSE
                            Utility Income Fund            Utility Index
--------------------------------------------------------------------------------
      11/30/93*                     -0.80%                     -5.62%
      11/30/94                      -4.86%                    -12.39%
      11/30/95                      19.58%                     20.54%
      11/30/96                       8.47%                      8.61%
      11/30/97                      23.10%                     22.58%
      11/30/98                      24.99%                     29.32%
      11/30/99                      20.27%                     20.19%
      11/30/00                      14.14%                    -12.76%
      11/30/01                     -15.75%                    -25.88%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Fund.

* The Fund's return for the period ended 11/30/93 is from the Fund's inception date of 10/18/93. The benchmark's return for the period ended 11/30/93 is from 10/31/93 through 11/30/93.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES

Class A Shares
10/18/93
Class B Shares
10/18/93
Class C Shares
10/27/93

PORTFOLIO STATISTICS

Net Assets ($mil): $308.0
Median Market Capitalization ($mil): $16,757

SECTOR BREAKDOWN

Utilities

     42.5% Electric & Gas Utility
     26.0% Telephone Utility

Energy

      2.2% Pipelines
      2.1% Miscellaneous
      0.1% Domestic Producers                          [PIE CHART OMITTED]

Technology

      5.6% Communication Equipment

Consumer Services

      6.3% Broadcasting & Cable
      3.1% Cellular Communications

      0.1% Multi-Industry Companies

     12.0% Short-Term

SECURITY BREAKDOWN

     81.3% Domestic Equity
      5.6% Foreign Equity
      1.0% Foreign Bonds                               [PIE CHART OMITTED]
      0.1% Domestic Bond

     12.0% Short-Term

All data as of November 30, 2001. The Fund's sector and security breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                  1 Year                -15.75%                     -19.31%
                 5 Years                 12.22%                      11.25%
         Since Inception*                10.06%                       9.48%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                  1 Year                -16.38%                     -19.54%
                 5 Years                 11.42%                      11.42%
         Since Inception*                 9.28%                       9.28%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                  1 Year                -16.36%                     -17.15%
                 5 Years                 11.40%                      11.40%
         Since Inception*                 9.32%                       9.32%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                                 Class A              Class B          Class C
--------------------------------------------------------------------------------
                  1 Year         -22.74%              -23.02%          -20.68%
                 5 Years          11.15%               11.32%           11.32%
         Since Inception*          9.47%                9.27%            9.31%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 10/18/93, Class A, Class B; 10/27/93 Class C.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                            Percent of
Company                            Country                      Value       Net Assets
-----------------------------------------------------------------------------------------
Comcast Corp. Cl.A                 United States      $    17,514,200             5.7%
-----------------------------------------------------------------------------------------
AT&T Corp.                         United States           16,089,453             5.2
-----------------------------------------------------------------------------------------
BellSouth Corp.                    United States           15,756,780             5.1
-----------------------------------------------------------------------------------------
Verizon Communications             United States           15,337,980             5.0
-----------------------------------------------------------------------------------------
SBC Communications, Inc.           United States           14,196,214             4.6
-----------------------------------------------------------------------------------------
Duke Energy Corp.                  United States           10,447,350             3.4
-----------------------------------------------------------------------------------------
Lucent Technologies, Inc.
   8.00% cv. preferred             United States            8,806,000             2.9
-----------------------------------------------------------------------------------------
FirstEnergy Corp.                  United States            8,580,120             2.8
-----------------------------------------------------------------------------------------
Sprint Corp.                       United States            8,427,326             2.7
-----------------------------------------------------------------------------------------
AES Corp.                          United States            8,314,483             2.7
-----------------------------------------------------------------------------------------
                                                      $   123,469,906            40.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                   ------------------------------------------------------
                                                         Shares*
                                   ------------------------------------------------------
                                                                             Holdings
Purchases                          Country                  Bought           11/30/01
-----------------------------------------------------------------------------------------
AES Corp.                          United States           349,600            503,298
-----------------------------------------------------------------------------------------
AT&T Corp.                         United States           191,000            919,923
-----------------------------------------------------------------------------------------
BellSouth Corp.                    United States           146,467            409,267
-----------------------------------------------------------------------------------------
Comcast Corp. Cl.A                 United States           385,900            460,900
-----------------------------------------------------------------------------------------
DTE Energy Co.                     United States           144,265            178,256
-----------------------------------------------------------------------------------------
FirstEnergy Corp.                  United States           254,000            254,000
-----------------------------------------------------------------------------------------
Lucent Technologies, Inc.
   8.00% cv. preferred             United States            68,000             68,000
-----------------------------------------------------------------------------------------
Nokia Corp. (ADR)                  Finland                 360,236            360,236
-----------------------------------------------------------------------------------------
Qwest Communications
   International, Inc.             United States           269,000            408,210
-----------------------------------------------------------------------------------------
Sprint Corp.                       United States           386,752            386,752
-----------------------------------------------------------------------------------------

                                                                             Holdings
Sales                                                         Sold           11/30/01
-----------------------------------------------------------------------------------------
BCE, Inc.                          Canada                  192,000             43,600
-----------------------------------------------------------------------------------------
CMS Energy Corp.                   United States            72,200                 -0-
-----------------------------------------------------------------------------------------
Dynegy, Inc. Cl.A                  United States            33,000            217,000
-----------------------------------------------------------------------------------------
El Paso Corp.                      United States            70,000                 -0-
-----------------------------------------------------------------------------------------
Exelon Corp.                       United States           119,175                 -0-
-----------------------------------------------------------------------------------------
Nisource, Inc.                     United States           129,000            193,500
-----------------------------------------------------------------------------------------
Pinnacle West Capital Corp.        United States            37,450             37,450
-----------------------------------------------------------------------------------------
TECO Energy, Inc.                  United States           190,000                 -0-
-----------------------------------------------------------------------------------------
Vodafone Group Plc (ADR)           United Kingdom          138,125             61,775
-----------------------------------------------------------------------------------------
WorldCom, Inc.                     United States           101,875                 -0-
-----------------------------------------------------------------------------------------

*     Adjusted for spin-offs.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                             Shares               Value
------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-86.9%

UNITED STATES INVESTMENTS-81.3%

Utilities-65.5%
Electric & Gas Utility-40.0%
AES Corp.(a) ...............................       503,298      $    8,314,483
AGL Resources, Inc. ........................         9,700             207,871
Allegheny Energy, Inc. .....................       124,000           4,321,400
American Electric Power Co., Inc. ..........       133,000           5,486,250
Calpine Capital Trust
   5.75% cv. preferred stock................        40,000           3,225,000
Cinergy Corp. ..............................       149,000           4,392,520
Cleco Corp. ................................        15,000             300,600
Consolidated Edison, Inc. ..................       118,000           4,557,160
Constellation Energy Group .................        84,000           1,995,000
Dominion Resources, Inc. ...................        96,000           5,611,200
DPL, Inc. ..................................       159,200           3,741,200
DTE Energy Co. .............................       178,256           7,361,973
Duke Energy Corp. ..........................       289,000          10,447,350
Energy East Corp. ..........................        74,000           1,347,540
Equitable Resources, Inc. ..................       166,400           5,409,664
FirstEnergy Corp. ..........................       254,000           8,580,120
FPL Group, Inc. ............................       123,800           6,858,520
KeySpan Corp. ..............................        82,100           2,719,973
Mirant Corp.(a) ............................       131,000           3,197,710
Mirant Corp.
   6.25% cv. preferred stock................         6,000             341,400
Montana Power Co. ..........................        76,000             362,520
New Jersey Resources Corp. .................        42,900           2,014,155
NIPSCO Industries, Inc. ....................        15,000             645,000
Nisource, Inc. .............................       193,500           4,044,150
Northwest Natural Gas Co. ..................         8,400             205,380
NRG Energy, Inc. ...........................       144,500           2,444,940
NSTAR   ....................................        60,500           2,616,020
People's Energy Corp. ......................         5,700             218,994
Pinnacle West Capital Corp. ................        37,450           1,563,537
Progress Energy, Inc. ......................        83,500           3,461,075
Public Service Enterprise Group, Inc. ......        90,500           3,669,775
Questar Corp. ..............................        11,000             255,860
Reliant Energy, Inc. .......................       120,000           3,066,000
Reliant Resources, Inc.(a) .................        14,000             227,780
TXU Corp.
   8.75% cv. preferred stock................        65,000           3,194,750
UtiliCorp United, Inc. .....................       164,100           4,219,011
Wisconsin Energy Corp. .....................        46,500           1,016,025
Xcel Energy, Inc. ..........................        60,000           1,638,600
                                                                --------------
                                                                   123,280,506
                                                                --------------


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                             Shares               Value
------------------------------------------------------------------------------

Telephone Utility-24.3%
AT&T Corp. .................................       919,923      $   16,089,453
BellSouth Corp. ............................       409,267          15,756,780
Qwest Communications International, Inc. ...       408,210           4,857,699
SBC Communications, Inc. ...................       379,781          14,196,214
Sprint Corp. (FON Group) ...................       386,752           8,427,326
Verizon Communications .....................       326,340          15,337,980
                                                                --------------
                                                                    74,665,452
                                                                --------------
Miscellaneous-1.2%
Calpine Corp.(a) ...........................       170,500           3,675,980
                                                                --------------
                                                                   201,621,938
                                                                --------------
Consumer Services-8.7%
Broadcasting & Cable-6.3%
Comcast Corp. Cl.A(a) ......................       460,900          17,514,200
Cox Communications, Inc.
   7.00% cv. preferred stock ...............        40,000           2,066,400
                                                                --------------
                                                                    19,580,600
                                                                --------------
Cellular Communications-2.4%
AT&T Wireless Services, Inc.(a) ............       524,567           7,328,201
                                                                --------------
                                                                    26,908,801
                                                                --------------
Energy-4.2%
Domestic Producers-0.1%
WGL Holdings, Inc. .........................         8,900             246,708
                                                                --------------

Pipelines-2.0%
Kinder Morgan, Inc. ........................        53,000           2,593,290
Williams Cos., Inc. ........................       127,156           3,397,608
                                                                --------------
                                                                     5,990,898
                                                                --------------
Miscellaneous-2.1%
Dynegy, Inc. Cl.A ..........................       217,000           6,585,950
                                                                --------------
                                                                    12,823,556
                                                                --------------
Technology-2.8%
Communications Equipment-2.8%
Lucent Technologies, Inc.
   8.00% cv. preferred stock(a)(b) .........        68,000           8,806,000
                                                                --------------

Multi-Industry Companies-0.1%
Southwest Gas Corp. ........................        11,100             228,660
                                                                --------------

Total United States Investments
   (cost $270,529,715)......................                       250,388,955
                                                                --------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                  Shares or
                                                  Principal
                                                     Amount
Company                                               (000)              Value
------------------------------------------------------------------------------

FOREIGN INVESTMENTS-5.6%
Canada-0.3%
BCE, Inc. ..................................        43,600      $    1,003,672
                                                                --------------

Finland-2.7%
Nokia Corp. (ADR) ..........................       360,236           8,289,031
                                                                --------------

Hong Kong-0.5%
Hong Kong Electric Holdings, Ltd. ..........       406,000           1,486,283
                                                                --------------

Mexico-0.5%
America Movil, SA de C.V. Series L (ADR) ...        31,200             541,320
Telefonos de Mexico, SA Series L (ADR) .....        31,200           1,045,512
                                                                --------------
Total Mexico ...............................                         1,586,832
                                                                --------------

United Kingdom-1.6%
Lattice Group Plc ..........................       330,000             714,906
National Grid Group Plc (ADR) ..............        88,000           2,776,400
Vodafone Group Plc (ADR) ...................        61,775           1,565,378
                                                                --------------
Total United Kingdom .......................                         5,056,684
                                                                --------------

Total Foreign Investments
   (cost $15,038,877).......................                        17,422,502
                                                                --------------

Total Common & Preferred Stocks
   (cost $285,568,592)......................                       267,811,457
                                                                --------------

CONVERTIBLE BONDS-1.1%
Cable-0.1%
NTL, Inc.
   7.00%, 12/15/08(b).......................       $ 2,000             295,000
                                                                --------------

Telephone Utility-1.0%
Telefonos de Mexico, SA (Mexico)
   4.25%, 6/15/04...........................         2,500           3,071,875
                                                                --------------

Total Convertible Bonds
   (cost $5,215,111)........................                         3,366,875
                                                                --------------


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Shares or
                                                 Principal
                                                    Amount
Company                                              (000)               Value
------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-12.0%
Time Deposit-12.0%
State Street Euro Dollar
   1.50%, 12/03/01
   (cost $36,837,000).......................      $ 36,837      $   36,837,000
                                                                --------------

Total Investments-100.0%
   (cost $327,620,703)......................                       308,015,332
Other assets less liabilities-0.0%..........                           (40,990)
                                                                --------------

Net Assets-100%.............................                    $  307,974,342
                                                                ==============

(a)   Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, these securities amounted to $9,101,000 or 3.0% of net assets.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $327,620,703) .......   $ 308,015,332
Cash ..........................................................           1,881
Receivable for capital stock sold .............................       2,096,839
Dividends and interest receivable .............................         813,120
                                                                  -------------
Total assets ..................................................     310,927,172
                                                                  -------------
Liabilities
Payable for capital stock redeemed ............................       1,803,290
Payable for investment securities purchased ...................         505,854
Distribution fee payable ......................................         210,802
Advisory fee payable ..........................................         192,670
Accrued expenses ..............................................         240,214
                                                                  -------------
Total liabilities .............................................       2,952,830
                                                                  -------------
Net Assets ....................................................   $ 307,974,342
                                                                  =============
Composition of Net Assets
Capital stock, at par .........................................   $      21,950
Additional paid-in capital ....................................     349,741,660
Accumulated realized loss on investments and
   foreign currency transactions ..............................     (22,183,686)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities ........     (19,605,582)
                                                                  -------------
                                                                  $ 307,974,342
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($73,487,056 / 5,187,034 shares of capital stock
   issued and outstanding) ....................................          $14.17
Sales charge--4.25% of public offering price ..................             .63
                                                                         ------
Maximum offering price ........................................          $14.80
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($181,337,905 / 12,971,972 shares of capital stock
   issued and outstanding) ....................................          $13.98
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($49,259,438 / 3,517,586 shares of capital stock
   issued and outstanding) ....................................          $14.00
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price
   per share ($3,889,943 / 273,271 shares of
   capital stock issued and outstanding) ......................          $14.23
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Dividends (net of foreign taxes withheld
   of $44,761).................................   $   6,248,691
Interest (net of foreign taxes withheld
   of $333)....................................       2,287,424   $   8,536,115
                                                  -------------
Expenses
Advisory fee...................................       2,249,232
Distribution fee--Class A......................         204,957
Distribution fee--Class B......................       1,819,708
Distribution fee--Class C......................         461,671
Transfer agency................................         661,511
Registration...................................         138,745
Administrative.................................         135,700
Custodian......................................         115,958
Printing.......................................         102,734
Audit and legal................................          67,376
Directors' fees................................          19,700
Miscellaneous..................................          17,041
                                                  -------------
Total expenses.................................                       5,994,333
                                                                  -------------
Net investment income..........................                       2,541,782
                                                                  -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions................................                     (21,719,537)
Net realized loss on foreign currency
   transactions................................                         (13,520)
Net change in unrealized appreciation/
   depreciation of:
   Investments.................................                     (40,720,175)
   Foreign currency denominated
      assets and liabilities...................                             190
                                                                  -------------
Net loss on investments and foreign
   currency transactions.......................                     (62,453,042)
                                                                  -------------
Net Decrease in Net Assets from
   Operations..................................                   $ (59,911,260)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended        Year Ended
                                           November 30,     November 30,
                                               2001             2000
                                          =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income .................   $   2,541,782    $  13,395,289
Net realized loss on investments and
   foreign currency transactions ......     (21,733,057)        (491,746)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .     (40,719,985)       6,875,038
                                          -------------    -------------
Net increase (decrease) in net assets
   from operations ....................     (59,911,260)      19,778,581
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ............................      (3,192,709)        (701,794)
   Class B ............................      (8,266,430)      (1,460,372)
   Class C ............................      (2,088,029)        (355,478)
   Advisor Class ......................        (143,814)         (24,432)
Tax return of capital
   Class A ............................        (378,012)              -0-
   Class B ............................        (978,733)              -0-
   Class C ............................        (247,220)              -0-
   Advisor Class ......................         (17,027)              -0-
Net realized gain on investments
   Class A ............................              -0-      (1,644,969)
   Class B ............................              -0-      (4,550,642)
   Class C ............................              -0-      (1,139,819)
   Advisor Class ......................              -0-         (82,225)
Capital Stock Transactions
Net increase ..........................     151,781,995       88,812,840
                                          -------------    -------------
Total increase ........................      76,558,761       98,631,690
Net Assets
Beginning of period ...................     231,415,581      132,783,891
                                          -------------    -------------
End of period (including undistributed
   net investment income of $11,162,720
   at November 30, 2000) ..............   $ 307,974,342    $ 231,415,581
                                          =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

AllianceBernstein Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to February 28, 2001, the Fund was known as Alliance Utility Income Fund, Inc. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in ac-


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

cordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding increase in accumulated net investment loss. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the advisory agreement, the Fund paid $135,700 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS) (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $471,497 for the year ended November 30, 2001.

For the year ended November 30, 2001, the Fund's expenses were reduced by $8,235 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $76,744 from the sale of Class A shares and $421,031 and $25,673 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended November 30, 2001.

Brokerage commissions paid on investment transactions for the year ended November 30, 2001 amounted to $439,289, of which $37,318 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,312,111 and $1,254,042 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $208,687,983 and $52,522,147, respectively, year ended November 30, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $328,051,947. Gross unrealized appreciation of investments was $14,046,479 and gross unrealized depreciation of investments was $34,083,094 resulting in net unrealized depreciation of $20,036,615 (excluding foreign currency transactions).

At November 30, 2001, the Fund had a capital loss carryforward of $21,752,442 of which $464,149 expires in the year 2008 and $21,288,293 expires in the year 2009.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock autho-


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

rized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      -----------------------------        -------------------------------
                                   Shares                             Amount
                      -----------------------------        -------------------------------
                        Year Ended       Year Ended          Year Ended         Year Ended
                      November 30,     November 30,        November 30,       November 30,
                              2001             2000                2001               2000
                      --------------------------------------------------------------------
Class A
Shares sold              3,295,100        2,228,341       $  54,923,851       $ 38,783,317
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           180,101          124,970           3,046,835          2,040,637
------------------------------------------------------------------------------------------
Shares converted
   from Class B            118,590           36,465           1,968,091            623,963
------------------------------------------------------------------------------------------
Shares redeemed         (1,321,116)      (1,239,919)        (21,370,310)       (21,438,563)
------------------------------------------------------------------------------------------
Net increase             2,272,675        1,149,857       $  38,568,467       $ 20,009,354
==========================================================================================

Class B
Shares sold              7,568,793        4,205,993       $ 126,173,451       $ 72,586,483
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           464,139          319,033           7,793,567          5,147,531
------------------------------------------------------------------------------------------
Shares converted
   to Class A             (120,054)         (36,731)         (1,968,091)          (623,963)
------------------------------------------------------------------------------------------
Shares redeemed         (3,007,565)      (1,231,124)        (48,278,969)       (20,958,833)
------------------------------------------------------------------------------------------
Net increase             4,905,313        3,257,171       $  83,719,958       $ 56,151,218
==========================================================================================

Class C
Shares sold              2,497,537          979,633       $  41,372,525       $ 16,970,247
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           119,395           82,332           2,014,440          1,330,032
------------------------------------------------------------------------------------------
Shares redeemed         (1,029,624)        (356,737)        (16,684,404)        (6,090,005)
------------------------------------------------------------------------------------------
Net increase             1,587,308          705,228       $  26,702,561       $ 12,210,274
==========================================================================================

Advisor Class
Shares sold                242,009           84,314       $   4,098,987       $  1,507,578
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             6,987            4,030             117,910             65,625
------------------------------------------------------------------------------------------
Shares redeemed            (87,909)         (66,500)         (1,425,888)        (1,131,209)
------------------------------------------------------------------------------------------
Net increase               161,087           21,844       $   2,791,009       $    441,994
==========================================================================================


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2001.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   --------------------------------------------------------
                                                        Class A
                                   --------------------------------------------------------
                                                 Year Ended November 30,
                                   --------------------------------------------------------
                                      2001        2000       1999       1998        1997
                                   --------------------------------------------------------
Net asset value,
   beginning of period......       $ 17.90     $ 16.91    $ 14.68     $12.48     $ 10.59
                                   --------------------------------------------------------
Income From Investment
   Operations
Net investment income(a)....           .23        1.40        .36(b)     .30(b)      .32(b)
Net realized and unrealized
   gain (loss) on investment
   transactions.............         (2.88)        .85       2.53       2.69        2.04
                                   --------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations...............         (2.65)       2.25       2.89       2.99        2.36
                                   --------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income........          (.97)       (.32)      (.32)      (.32)       (.34)
Tax return of capital ......          (.11)         -0-        -0-        -0-         -0-
Distributions from net
   realized gains...........            -0-       (.94)      (.34)      (.47)       (.13)
                                   --------------------------------------------------------
Total dividends and
   distributions............         (1.08)      (1.26)      (.66)      (.79)       (.47)
                                   --------------------------------------------------------
Net asset value,
   end of period............       $ 14.17     $ 17.90    $ 16.91     $14.68     $ 12.48
                                   ========================================================
Total Return
Total investment return
   based on net asset
   value(c).................        (15.75)%     14.14%     20.27%     24.99%      23.10%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)..........       $73,487     $52,172    $29,841     $9,793      $4,117
Ratio to average net
   assets of:
   Expenses, net of waivers/
     reimbursements.........          1.46%       1.46%      1.50%      1.50%       1.50%
   Expenses, before waivers/
     reimbursements.........          1.46%       1.46%      1.73%      2.48%       3.55%
   Net investment income....          1.38%       8.08%      2.26%      2.23%       2.89%
Portfolio turnover rate.....            21%         24%        19%        16%         37%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ---------------------------------------------------------
                                                        Class B
                                  ---------------------------------------------------------
                                                 Year Ended November 30,
                                  ---------------------------------------------------------
                                      2001        2000       1999       1998        1997
                                  ---------------------------------------------------------
Net asset value,
   beginning of period......      $  17.72    $  16.80    $ 14.62    $ 12.46     $ 10.57
                                  ---------------------------------------------------------
Income From Investment
    Operations
Net investment income(a)....           .11        1.30        .25(b)     .21(b)      .25(b)
Net realized and unrealized
   gain (loss) on investment
   transactions.............         (2.84)        .81       2.52       2.67        2.04
                                  ---------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations...............         (2.73)       2.11       2.77       2.88        2.29
                                  ---------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income........          (.90)       (.25)      (.25)      (.25)       (.27)
Tax return of capital ......          (.11)         -0-        -0-        -0-         -0-
Distributions from net
   realized gains...........            -0-       (.94)      (.34)      (.47)       (.13)
                                  ---------------------------------------------------------
Total dividends and
   distributions............         (1.01)      (1.19)      (.59)      (.72)       (.40)
                                  ---------------------------------------------------------
Net asset value,
   end of period............      $  13.98    $  17.72    $ 16.80    $ 14.62     $ 12.46
                                  =========================================================
Total Return
Total investment return
   based on net asset
   value(c).................        (16.38)%     13.32%     19.45%     24.02%      22.35%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)..........      $181,338    $142,975    $80,806    $35,550     $14,782
Ratio to average net
   assets of:
   Expenses, net of waivers/
     reimbursements.........          2.17%       2.18%      2.20%      2.20%       2.20%
   Expenses, before waivers/
     reimbursements.........          2.17%       2.18%      2.44%      3.21%       4.28%
   Net investment income....           .67%       7.63%      1.55%      1.56%       2.27%
Portfolio turnover rate.....            21%         24%        19%        16%         37%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   --------------------------------------------------------
                                                          Class C
                                   --------------------------------------------------------
                                                 Year Ended November 30,
                                   --------------------------------------------------------
                                      2001        2000       1999       1998        1997
                                   --------------------------------------------------------
Net asset value,
   beginning of period......       $ 17.74     $ 16.82    $ 14.65     $12.47      $10.59
                                   --------------------------------------------------------
Income From Investment
   Operations
Net investment income(a)....           .11        1.30        .25(b)     .21(b)      .25(b))
Net realized and unrealized
   gain (loss) on investment
   transactions.............         (2.84)        .81       2.51       2.69        2.03
                                   --------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations...............         (2.73)       2.11       2.76       2.90        2.28
                                   --------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income........          (.90)       (.25)      (.25)      (.25)       (.27)
Tax return of capital ......          (.11)         -0-        -0-        -0-         -0-
Distributions from net
   realized gains...........            -0-       (.94)      (.34)      (.47)       (.13)
                                   --------------------------------------------------------
Total dividends and
   distributions............         (1.01)      (1.19)      (.59)      (.72)       (.40)
                                   --------------------------------------------------------
Net asset value,
   end of period............       $ 14.00     $ 17.74    $ 16.82     $14.65      $12.47
                                   ========================================================
Total Return
Total investment return
   based on net asset
   value(c).................        (16.36)%     13.30%     19.34%     24.16%      22.21%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)..........       $49,259     $34,253    $20,605     $7,298      $3,413
Ratio to average net
   assets of:
   Expenses, net of waivers/
     reimbursements.........          2.17%       2.18%      2.20%      2.20%       2.20%
   Expenses, before waivers/
     reimbursements.........          2.17%       2.18%      2.44%      3.22%       4.28%
   Net investment income....           .68%       7.64%      1.56%      1.54%       2.27%
Portfolio turnover rate.....            21%         24%        19%        16%         37%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   --------------------------------------------------------
                                                      Advisor Class
                                   --------------------------------------------------------
                                                 Year Ended November 30,
                                   --------------------------------------------------------
                                      2001        2000       1999       1998        1997
                                   --------------------------------------------------------
Net asset value,
   beginning of period......       $ 17.97     $ 16.95    $ 14.70     $12.49     $ 10.59
                                   --------------------------------------------------------
Income From Investment
   Operations
Net investment income(a)....           .27        1.54        .42(b)     .37(b)      .36(b)
Net realized and unrealized
   gain (loss) on investment
   transactions.............         (2.89)        .77       2.52       2.66        2.04
                                   --------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations...............         (2.62)       2.31       2.94       3.03        2.40
                                   --------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income........         (1.00)       (.35)      (.35)      (.35)       (.37)
Tax return of capital ......          (.12)         -0-        -0-        -0-         -0-
Distributions from net
   realized gains...........            -0-       (.94)      (.34)      (.47)       (.13)
                                   --------------------------------------------------------
Total dividends and
   distributions............         (1.12)      (1.29)      (.69)      (.82)       (.50)
                                   --------------------------------------------------------
Net asset value,
   end of period............       $ 14.23     $ 17.97    $ 16.95     $14.70     $ 12.49
                                   ========================================================
Total Return
Total investment return based
   on net asset value(c)....        (15.58)%     14.49%     20.62%     25.34%      23.57%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)..........        $3,890      $2,016     $1,532       $523         $42
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements.........          1.16%       1.17%      1.20%      1.20%       1.20%
   Expenses, before waivers/
     reimbursements.........          1.16%       1.17%      1.41%      2.21%       3.29%
   Net investment income....          1.65%       8.64%      2.55%      2.83%       3.28%
Portfolio turnover rate.....            21%         24%        19%        16%         37%

(a)   Based on average shares outstanding.

(b)   Net of fees waived and expenses reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 25

---------------------
REPORT OF INDEPENDENT
ACCOUNTANTS
---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of AllianceBernstein Utility Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Utility Income Fund, Inc. formerly known as Alliance Utility Income Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 16, 2002


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

AllianceBernstein Utility Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

UIFAR1101